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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report:  December 12, 1995




                         HAWTHORNE FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        Commission File Number  0-1100


                   DELAWARE                               95-2085671
         (State or Other Jurisdiction of              (I.R.S. Employer
          Incorporation or Organization)            Identification Number)


       2381 ROSECRANS AVENUE, EL SEGUNDO, CA                   90245
     (Address of Principal Executive Offices)                (Zip Code)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE     (310) 725-5000















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                         Exhibit index at Page 2

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                HAWTHORNE FINANCIAL CORPORATION AND SUBSIDIARY

                    FORM 8-K INFORMATION TO BE INCLUDED

                    DATE OF REPORT:  DECEMBER 12, 1995


ITEM 5.        Other Events

               Hawthorne Financial Corporation (the "Company") reached agreement with investors to purchase an aggregate of $27 million of "investment units" at a price of $500,000 per unit, in a private placement offering (the "Offering"), each investment unit consisting of $250,000 principal amount of the Company's senior notes, five shares of the Company's cumulative preferred stock, series A (the "Preferred Stock"), and a warrant to purchase 44,000 shares of the Company's common stock. The private placement was completed on December 12, 1995 and produced net proceeds to the Company that were adequate, after infusion into Hawthorne Savings, F.S.B., to satisfy the capital-raising provisions of the Prompt Corrective Action Directive (the "PCA Directive") from the Office of Thrift Supervision (the "OTS") and to render the Bank a "well-capitalized" institution. The OTS, by letter dated December 13, 1995, a copy of which is attached hereto as
               Exhibit 3, terminated the PCA Directive and declared the Bank's capital restoration plan dated June 22, 1995 void.

ITEM 7.        Financial Statements and Exhibits

        Exhibit No. Exhibit
        ----------- -------
             1 Unit Purchase Agreement dated as of October 10, 1995 between the Company and the Purchasers, as amended by Amendment No. 1 to Unit Purchase Agreement dated as of December 7, 1995.

             2 Certificate of Designations and Preferences relating to the Preferred Stock filed with the Secretary of State of Delaware on December 11, 1995.

             3 OTS Letter dated as of December 13, 1995 terminating the PCA Directive.

             4      Press Release dated as of December 14, 1995.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                         HAWTHORNE FINANCIAL CORPORATION




Dated February 7, 1996               /s/  SCOTT A. BRALY
                                     ----------------------------
                                          Scott A. Braly
                                          President and
                                          Chief Executive Officer



Dated February 7, 1996               /s/  NORMAN A. MORALES
                                     ----------------------------
                                        Norman A. Morales
                                        Executive Vice President
                                        and Chief Financial Officer


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